UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2006

FOCUS ENHANCEMENTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11860	04-3144936
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1370 Dell Ave., Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On July 12, 2006, the Company issued a press release regarding, among other things, its preliminary revenue and gross margin estimate for the second quarter of 2006. The press release attached hereto as Exhibit 99.1 is being filed pursuant to this Item 2.02 pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01   Regulation FD Disclosure

On July 12, 2006, the Company issued a press release announcing, among other things, 2006 revenue and gross margin guidance. The press release attached hereto as Exhibit 99.1 is being furnished under Item 7.01 of this Form 8-K and is not deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01   Financial Statements and Exhibits

(d)                  Exhibits

99.1                           Press release dated July 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date: July 12, 2006	By:	/s/ Gary Williams
	Name:	Gary Williams
	Title:	EVP of Finance and CFO